STEPSTONE GROUP REPORTS SECOND QUARTER FISCAL YEAR 2024 RESULTS
NEW YORK, November 6, 2023 – StepStone Group Inc. (Nasdaq: STEP), a global private markets investment firm focused on providing customized investment solutions and advisory and data services, today reported results for the quarter ended September 30, 2023. This represents results for the second quarter of the fiscal year ending March 31, 2024. The Board of Directors of the Company has declared a quarterly cash dividend of $0.21 per share of Class A common stock, payable on December 15, 2023, to the holders of record as of the close of business on November 30, 2023.
StepStone issued a full detailed presentation of its second quarter fiscal 2024 results, which can be accessed by visiting the Company’s website at https://shareholders.stepstonegroup.com or by clicking here.
Webcast and Earnings Conference Call
Management will host a webcast and conference call on Monday, November 6, 2023, at 5:00 pm ET to discuss the Company’s results for the second quarter of the fiscal year ending March 31, 2024. The webcast will be made available on the Shareholders section of the Company's website at https://shareholders.stepstonegroup.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time to register. A replay will also be available on the Shareholders section of the Company's website approximately two hours after the conclusion of the event.
To join as a live participant in the question and answer portion of the call, participants must register at https://register.vevent.com/register/BId605e133586b4cd284f5a7815047cfbd. Upon registering you will receive the dial-in number and a PIN to join the call as well as an email confirmation with the details.
About StepStone
StepStone Group Inc. (Nasdaq: STEP) is a global private markets investment firm focused on providing customized investment solutions and advisory, data and administrative services to its clients. As of September 30, 2023, StepStone was responsible for approximately $659 billion of total capital, including $146 billion of assets under management. StepStone's clients include some of the world's largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients, which include high-net-worth and mass affluent individuals. StepStone partners with its clients to develop and build private markets portfolios designed to meet their specific objectives across the private equity, infrastructure, private debt and real estate asset classes.
Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, successful execution of business and growth strategies and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under the “Risk Factors” section of our annual report on Form 10-K filed with the U.S. Securities and Exchange Commission on May 26, 2023, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use the following non-GAAP financial measures: adjusted management and advisory fees, net, adjusted revenues, adjusted net income (on both a pre-tax and after-tax basis), adjusted net income per share, adjusted weighted-average shares, fee-related earnings, fee-related earnings margin, gross realized performance fees and net realized performance fees. We have provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this earnings release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this earnings release. The presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, the non-GAAP financial measures in this earnings release may not be comparable to similarly titled measures used by other companies in our industry or across different industries. For definitions of these non-GAAP measures and reconciliations to applicable GAAP measures, please see the section titled “Non-GAAP Financial Measures: Definitions and Reconciliations.”

Financial Highlights and Key Business Drivers/Operating Metrics

	Three Months Ended					Six Months Ended September 30,		Percentage Change
(in thousands, except share and per share amounts and where noted)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	2022	2023	vs. FQ2'23	vs. FQ2'23 YTD
Financial Highlights
GAAP Results
Management and advisory fees, net	$119,121	$128,753	$132,573	$138,115	$142,123	$235,853	$280,238	19%	19%
Total revenues	(158,495)	(4,235)	172,374	178,011	191,422	(235,713)	369,433	na	na
Total performance fees	(277,616)	(132,988)	39,801	39,896	49,299	(471,566)	89,195	na	na
Net income (loss)	(67,065)	(13,555)	56,816	49,446	59,251	(88,536)	108,697	na	na
Net income (loss) per share of Class A common stock:
Basic	$(0.48)	$(0.11)	$0.46	$0.34	$0.42	$(0.66)	$0.76	na	na
Diluted	$(0.48)	$(0.11)	$0.46	$0.34	$0.42	$(0.66)	$0.75	na	na
Weighted-average shares of Class A common stock:
Basic	61,407,834	62,192,899	62,805,788	62,834,818	62,858,468	61,276,707	62,846,708	2%	3%
Diluted	61,407,834	62,192,899	65,831,409	65,739,470	66,198,129	61,276,707	65,970,053	8%	8%
Quarterly dividend per share of Class A common stock(1)	$0.20	$0.20	$0.20	$0.20	$0.21	$0.40	$0.41	5%	3%
Supplemental dividend per share of Class A common stock(2)	$—	$—	$—	$0.25	$—	$—	$0.25	na	na
Accrued carried interest allocations	1,189,323	1,126,386	1,227,173	1,277,783	1,331,778			12%

Non-GAAP Results(3)
Adjusted management and advisory fees, net(4)	$119,121	$128,753	$132,720	$138,301	$142,327	$235,853	$280,628	19%	19%
Adjusted revenues	150,638	148,053	152,940	152,780	149,800	340,977	302,580	(1)%	(11)%
Fee-related earnings (“FRE”)	39,044	42,701	37,796	44,402	43,827	75,661	88,229	12%	17%
FRE margin(5)	33%	33%	28%	32%	31%	32%	31%
Gross realized performance fees	31,517	19,300	20,220	14,479	7,473	105,124	21,952	(76)%	(79)%
Adjusted net income (“ANI”)	37,261	31,153	27,115	29,388	30,173	84,395	59,561	(19)%	(29)%
Adjusted weighted-average shares	114,606,326	114,651,163	114,765,635	114,673,696	115,118,060	114,537,025	114,897,093	—%	—%
ANI per share	$0.33	$0.27	$0.24	$0.26	$0.26	$0.74	$0.52	(21)%	(30)%

Key Business Drivers/Operating Metrics (in billions)
Assets under management (“AUM”)(6)	$135.0	$134.0	$138.4	$142.6	$145.8			8%
Assets under advisement (“AUA”)(6)	466.7	468.0	482.2	497.0	512.9			10%
Fee-earning AUM (“FEAUM”)	80.1	83.0	85.4	87.4	87.3			9%
Undeployed fee-earning capital (“UFEC”)	16.5	14.0	15.7	16.9	18.1			10%
_______________________________
(1)Dividends paid, as reported in this table, relate to the preceding quarterly period in which they were earned.
(2)The supplemental cash dividend relates to earnings in respect of our full fiscal year 2023.
(3)Adjusted management and advisory fees, net, adjusted revenues, FRE, FRE margin, gross realized performance fees, ANI, adjusted weighted-average shares and ANI per share are non-GAAP measures. See the definitions of these measures and reconciliations to the respective, most comparable GAAP measures under “Non-GAAP Financial Measures: Definitions and Reconciliations.”
(4)Excludes the impact of consolidating the Consolidated Funds. See reconciliation of GAAP measures to adjusted measures that follows.
(5)FRE margin is calculated by dividing FRE by adjusted management and advisory fees, net.
(6)AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented. Does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.

StepStone Group Inc.
GAAP Condensed Consolidated Balance Sheets (Unaudited)
(in thousands, except share and per share amounts)

	As of
	September 30, 2023	March 31, 2023
Assets
Cash and cash equivalents	$117,484	$102,565
Restricted cash	679	955
Fees and accounts receivable	45,237	44,450
Due from affiliates	51,050	54,322
Investments:
Investments in funds	129,768	115,187
Accrued carried interest allocations	1,331,778	1,227,173
Legacy Greenspring investments in funds and accrued carried interest allocations(1)	700,473	770,652
Deferred income tax assets	36,828	44,358
Lease right-of-use assets, net	99,843	101,130
Other assets and receivables	52,615	44,060
Intangibles, net	333,322	354,645
Goodwill	580,542	580,542
Assets of Consolidated Funds:
Cash and cash equivalents	58,639	25,997
Investments, at fair value	68,481	30,595
Other assets	1,624	772
Total assets	$3,608,363	$3,497,403
Liabilities and stockholders’ equity
Accounts payable, accrued expenses and other liabilities	$91,561	$89,396
Accrued compensation and benefits	110,413	66,614
Accrued carried interest-related compensation	697,377	644,517
Legacy Greenspring accrued carried interest-related compensation(1)	556,219	617,994
Due to affiliates	204,503	205,424
Lease liabilities	119,117	121,224
Debt obligations	123,586	98,351
Liabilities of Consolidated Funds:
Other liabilities	7,904	566
Total liabilities	1,910,680	1,844,086
Redeemable non-controlling interests in Consolidated Funds	59,272	24,530
Stockholders’ equity:
Class A common stock, $0.001 par value, 650,000,000 authorized; 64,068,952 and 62,834,791 issued and outstanding as of September 30, 2023 and March 31, 2023, respectively	64	63
Class B common stock, $0.001 par value, 125,000,000 authorized; 46,314,543 and 46,420,141 issued and outstanding as of September 30, 2023 and March 31, 2023, respectively	46	46
Additional paid-in capital	628,977	610,567
Retained earnings	165,240	160,430
Accumulated other comprehensive income	338	461
Total StepStone Group Inc. stockholders’ equity	794,665	771,567
Non-controlling interests in subsidiaries	30,394	36,380
Non-controlling interests in legacy Greenspring entities(1)	144,255	152,658
Non-controlling interests in the Partnership	669,097	668,182
Total stockholders’ equity	1,638,411	1,628,787
Total liabilities and stockholders’ equity	$3,608,363	$3,497,403
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

StepStone Group Inc.
GAAP Condensed Consolidated Statements of Income (Loss) (Unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2022	2023	2022
Revenues
Management and advisory fees, net	$142,123	$119,121	$280,238	$235,853
Performance fees:
Incentive fees	4,946	5,365	4,952	5,365
Carried interest allocations:
Realized	1,585	22,469	16,058	96,076
Unrealized	55,371	(176,778)	104,735	(290,728)
Total carried interest allocations	56,956	(154,309)	120,793	(194,652)
Legacy Greenspring carried interest allocations(1)	(12,603)	(128,672)	(36,550)	(282,279)
Total performance fees	49,299	(277,616)	89,195	(471,566)
Total revenues	191,422	(158,495)	369,433	(235,713)
Expenses
Compensation and benefits:
Cash-based compensation	74,851	59,501	144,932	119,562
Equity-based compensation	5,916	3,783	14,388	7,497
Performance fee-related compensation:
Realized	1,720	13,630	10,822	55,365
Unrealized	28,712	(86,126)	52,923	(140,679)
Total performance fee-related compensation	30,432	(72,496)	63,745	(85,314)
Legacy Greenspring performance fee-related compensation(1)	(12,603)	(128,672)	(36,550)	(282,279)
Total compensation and benefits	98,596	(137,884)	186,515	(240,534)
General, administrative and other	31,729	33,733	65,006	67,965
Total expenses	130,325	(104,151)	251,521	(172,569)
Other income (expense)
Investment income (loss)	3,080	(3,691)	6,166	(4,792)
Legacy Greenspring investment loss(1)	(3,966)	(15,357)	(6,832)	(23,961)
Investment income of Consolidated Funds	8,772	—	11,134	—
Interest income	977	356	1,408	367
Interest expense	(2,108)	(817)	(4,120)	(1,404)
Other loss	(872)	(634)	(645)	(1,738)
Total other income (expense)	5,883	(20,143)	7,111	(31,528)
Income (loss) before income tax	66,980	(74,487)	125,023	(94,672)
Income tax expense (benefit)	7,729	(7,422)	16,326	(6,136)
Net income (loss)	59,251	(67,065)	108,697	(88,536)
Less: Net income attributable to non-controlling interests in subsidiaries	9,615	8,690	19,245	16,261
Less: Net loss attributable to non-controlling interests in legacy Greenspring entities(1)	(3,966)	(15,357)	(6,832)	(23,961)
Less: Net income (loss) attributable to non-controlling interests in the Partnership	22,928	(31,177)	42,788	(40,575)
Less: Net income attributable to redeemable non-controlling interests in Consolidated Funds	4,449	—	6,002	—
Net income (loss) attributable to StepStone Group Inc.	$26,225	$(29,221)	$47,494	$(40,261)
Net income (loss) per share of Class A common stock:
Basic	$0.42	$(0.48)	$0.76	$(0.66)
Diluted	$0.42	$(0.48)	$0.75	$(0.66)
Weighted-average shares of Class A common stock:
Basic	62,858,468	61,407,834	62,846,708	61,276,707
Diluted	66,198,129	61,407,834	65,970,053	61,276,707
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

Non-GAAP Financial Measures: Definitions and Reconciliations
Adjusted Management and Advisory Fees, Net
The following table presents the components of adjusted management and advisory fees, net. We believe adjusted management and advisory fees, net is useful to investors because it removes the impact of consolidating the Consolidated Funds which we are required to consolidate under GAAP.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	2022	2023
Focused commingled funds(1)	$51,553	$60,680	$62,093	$67,119	$70,481	$104,295	$137,600
Separately managed accounts	52,179	53,515	54,033	55,744	56,431	102,639	112,175
Advisory and other services	13,788	13,926	15,546	14,101	13,740	26,772	27,841
Fund reimbursement revenues(1)	1,601	632	1,048	1,337	1,675	2,147	3,012
Adjusted management and advisory fees, net	$119,121	$128,753	$132,720	$138,301	$142,327	$235,853	$280,628
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
Adjusted Revenues
Adjusted revenues represents the components of revenues used in the determination of ANI and comprise adjusted management and advisory fees, net, incentive fees (including the deferred portion) and realized carried interest allocations. We believe adjusted revenues is useful to investors because it presents a measure of realized revenues.
The table below shows a reconciliation of revenues to adjusted revenues.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	2022	2023
Total revenues	$(158,495)	$(4,235)	$172,374	$178,011	$191,422	$(235,713)	$369,433
Unrealized carried interest allocations	176,778	63,367	(100,753)	(49,364)	(55,371)	290,728	(104,735)
Deferred incentive fees	3,683	—	209	—	942	3,683	942
Legacy Greenspring carried interest allocations	128,672	88,921	80,963	23,947	12,603	282,279	36,550
Management and advisory fee revenues for the Consolidated Funds(1)	—	—	147	186	204	—	390
Adjusted revenues	$150,638	$148,053	$152,940	$152,780	$149,800	$340,977	$302,580
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
The table below shows a reconciliation of GAAP measures to additional non-GAAP measures. We use the non-GAAP measures presented below as components when calculating FRE and ANI. We believe these additional non-GAAP measures are useful to investors in evaluating both the baseline earnings from recurring management and advisory fees, which provide additional insight into the operating profitability of our business, and the after-tax net realized income attributable to us, allowing investors to evaluate the performance of our business. These additional non-GAAP measures remove the impact of Consolidated Funds that we are required to consolidate under GAAP, and certain other items that we believe are not indicative of our core operating performance.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	2022	2023
GAAP management and advisory fees, net	$119,121	$128,753	$132,573	$138,115	$142,123	$235,853	$280,238
Management and advisory fee revenues for the Consolidated Funds(1)	—	—	147	186	204	—	390
Adjusted management and advisory fees, net	$119,121	$128,753	$132,720	$138,301	$142,327	$235,853	$280,628

GAAP cash-based compensation	$59,501	$62,628	$69,990	$70,081	$74,851	$119,562	$144,932
Adjustments(2)	(740)	(520)	(653)	(531)	(574)	(1,431)	(1,105)
Adjusted cash-based compensation	$58,761	$62,108	$69,337	$69,550	$74,277	$118,131	$143,827

GAAP equity-based compensation	$3,783	$8,108	$9,335	$8,472	$5,916	$7,497	$14,388
Adjustments(3)	(3,125)	(7,444)	(8,274)	(7,171)	(4,644)	(6,196)	(11,815)
Adjusted equity-based compensation	$658	$664	$1,061	$1,301	$1,272	$1,301	$2,573

GAAP general, administrative and other	$33,733	$43,582	$35,612	$33,277	$31,729	$67,965	$65,006
Adjustments(4)	(13,075)	(20,302)	(11,086)	(10,229)	(8,778)	(27,205)	(19,007)
Adjusted general, administrative and other	$20,658	$23,280	$24,526	$23,048	$22,951	$40,760	$45,999

GAAP interest income	$356	$701	$853	$431	$977	$367	$1,408
Interest income earned by the Consolidated Funds(5)	—	—	(195)	(244)	(249)	—	(493)
Adjusted interest income	$356	$701	$658	$187	$728	$367	$915

GAAP other income (loss)	$(634)	$358	$(40)	$227	$(872)	$(1,738)	$(645)
Adjustments(6)	—	—	86	(376)	403	—	27
Adjusted other income (loss)	$(634)	$358	$46	$(149)	$(469)	$(1,738)	$(618)
______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the removal of severance and compensation paid to certain employees as part of an acquisition earn-out.
(3)Reflects the removal of equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in connection with the Private Wealth Transaction.
(4)Reflects the removal of lease remeasurement adjustments, accelerated depreciation of leasehold improvements for changes in lease terms, amortization of intangibles, transaction-related costs and other non-core operating income and expenses.
(5)Reflects the removal of interest income earned by the Consolidated Funds.
(6)Reflects the removal of amounts for Tax Receivable Agreements adjustments recognized as other income (loss) and the removal of the impact of consolidation of the Consolidated Funds.

Adjusted Net Income
Adjusted net income, or “ANI”, is a non-GAAP performance measure that we present before the consolidation of StepStone Funds on a pre-tax and after-tax basis used to evaluate profitability. ANI represents the after-tax net realized income attributable to us. ANI does not reflect legacy Greenspring carried interest allocation revenues, legacy Greenspring carried interest-related compensation and legacy Greenspring investment income as none of the economics are attributable to us. The components of revenues used in the determination of ANI (“adjusted revenues”) comprise adjusted management and advisory fees, net, incentive fees (including the deferred portion) and realized carried interest allocations. In addition, ANI excludes: (a) unrealized carried interest allocation revenues and related compensation, (b) unrealized investment income (loss), (c) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in connection with the Private Wealth Transaction, (d) amortization of intangibles, (e) net income (loss) attributable to non-controlling interests in subsidiaries, (f) charges associated with acquisitions and corporate transactions, and (g) certain other items that we believe are not indicative of our core operating performance. ANI is fully taxed at our blended statutory rate. We believe ANI and adjusted revenues are useful to investors because they enable investors to evaluate the performance of our business across reporting periods.
Fee-Related Earnings
Fee-related earnings, or “FRE”, is a non-GAAP performance measure used to monitor our baseline earnings from recurring management and advisory fees. FRE is a component of ANI and comprises adjusted management and advisory fees, net, less adjusted expenses which are operating expenses other than (a) performance fee-related compensation, (b) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in connection with the Private Wealth Transaction, (c) amortization of intangibles, (d) charges associated with acquisitions and corporate transactions, and (e) certain other items that we believe are not indicative of our core operating performance. FRE is presented before income taxes. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business and our ability to cover direct base compensation and operating expenses from total fee revenue.

The table below shows a reconciliation of income (loss) before income tax to ANI and FRE.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	2022	2023
Income (loss) before income tax	$(74,487)	(14,287)	$67,505	$58,043	$66,980	$(94,672)	$125,023
Net income attributable to non-controlling interests in subsidiaries(1)	(9,985)	(10,802)	(10,151)	(10,540)	(10,321)	(18,101)	(20,861)
Net loss attributable to non-controlling interests in legacy Greenspring entities	15,357	8,966	11,148	2,866	3,966	23,961	6,832
Unrealized carried interest allocations	176,778	63,367	(100,753)	(49,364)	(55,371)	290,728	(104,735)
Unrealized performance fee-related compensation	(86,126)	(31,875)	53,515	24,211	28,712	(140,679)	52,923
Unrealized investment (income) loss	5,795	1,354	(2,207)	(2,529)	(1,657)	8,865	(4,186)
Impact of Consolidated Funds	—	(4,895)	(4,002)	(2,647)	(8,223)	—	(10,870)
Deferred incentive fees	3,683	—	209	—	942	3,683	942
Equity-based compensation(2)	3,125	7,444	8,274	7,171	4,644	6,196	11,815
Amortization of intangibles	10,870	10,870	10,870	10,661	10,661	21,741	21,322
Tax Receivable Agreements adjustments through earnings	—	—	(244)	—	—	—	—
Non-core items(3)	2,945	9,952	733	(50)	(1,500)	6,895	(1,550)
Pre-tax ANI	47,955	40,094	34,897	37,822	38,833	108,617	76,655
Income taxes(4)	(10,694)	(8,941)	(7,782)	(8,434)	(8,660)	(24,222)	(17,094)
ANI	37,261	31,153	27,115	29,388	30,173	84,395	59,561
Income taxes(4)	10,694	8,941	7,782	8,434	8,660	24,222	17,094
Realized carried interest allocations	(22,469)	(16,320)	(18,693)	(14,473)	(1,585)	(96,076)	(16,058)
Realized performance fee-related compensation(5)	13,630	11,726	12,755	9,102	1,720	55,365	10,822
Realized investment income	(2,104)	(673)	(757)	(557)	(1,423)	(4,073)	(1,980)
Incentive fees	(5,365)	(2,980)	(1,318)	(6)	(4,946)	(5,365)	(4,952)
Deferred incentive fees	(3,683)	—	(209)	—	(942)	(3,683)	(942)
Adjusted interest income(6)	(356)	(701)	(658)	(187)	(728)	(367)	(915)
Interest expense	817	1,111	1,674	2,012	2,108	1,404	4,120
Adjusted other (income) loss(6)(7)	634	(358)	(46)	149	469	1,738	618
Net income attributable to non-controlling interests in subsidiaries(1)	9,985	10,802	10,151	10,540	10,321	18,101	20,861
FRE	$39,044	$42,701	$37,796	$44,402	$43,827	$75,661	$88,229
_______________________________
(1)Reflects the portion of pre-tax ANI of our subsidiaries attributable to non-controlling interests:

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	2022	2023
FRE attributable to non-controlling interests in subsidiaries	$10,149	$10,167	$9,843	$10,534	$9,463	$18,663	$19,997
Non fee-related earnings (losses) attributable to non-controlling interests in subsidiaries	(164)	635	308	6	858	(562)	864
Net income attributable to non-controlling interests in subsidiaries	$9,985	$10,802	$10,151	$10,540	$10,321	$18,101	$20,861
(2)Reflects equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in connection with the Private Wealth Transaction.

(3)Includes (income) expense related to the following non-core operating income and expenses:

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	2022	2023
Transaction costs	$—	$6,812	$38	$37	$163	$3	$200
Lease remeasurement adjustments	(2,709)	—	—	—	—	(2,709)	—
Accelerated depreciation of leasehold improvements for changes in lease terms	210	631	631	631	631	210	1,262
Severance costs	134	42	73	—	—	178	—
(Gain) loss on change in fair value for contingent consideration obligation	4,704	1,989	(588)	(1,249)	(2,868)	7,960	(4,117)
Compensation paid to certain employees as part of an acquisition earn-out	606	478	579	531	574	1,253	1,105
Total non-core operating income and expenses	$2,945	$9,952	$733	$(50)	$(1,500)	$6,895	$(1,550)
(4)Represents corporate income taxes at a blended statutory rate applied to pre-tax ANI:

	Three Months Ended					Six Months Ended September 30,
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	2022	2023
Federal statutory rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Combined state, local and foreign rate	1.3%	1.3%	1.3%	1.3%	1.3%	1.3%	1.3%
Blended statutory rate	22.3%	22.3%	22.3%	22.3%	22.3%	22.3%	22.3%
(5)Includes carried interest-related compensation expense related to the portion of net carried interest allocation revenue attributable to equity holders of the Company’s consolidated subsidiaries that are not 100% owned:

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	2022	2023
Realized carried interest-related compensation	$2,412	$2,208	$2,358	$2,189	$—	$6,809	$2,189
(6)Excludes the impact of consolidating the Consolidated Funds.
(7)Excludes amounts for Tax Receivable Agreements adjustments recognized as other income (loss) ($244 thousand for the three months ended March 31, 2023).
Fee-Related Earnings Margin
FRE margin is a non-GAAP performance measure which is calculated by dividing FRE by adjusted management and advisory fees, net. We believe FRE margin is an important measure of profitability on revenues that are largely recurring by nature. We believe FRE margin is useful to investors because it enables them to better evaluate the operating profitability of our business across periods.
The table below shows a reconciliation of FRE to FRE margin.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	2022	2023
FRE	$39,044	$42,701	$37,796	$44,402	$43,827	$75,661	$88,229
Adjusted management and advisory fees, net	119,121	128,753	132,720	138,301	142,327	235,853	280,628
FRE margin	33%	33%	28%	32%	31%	32%	31%

Gross Realized Performance Fees
Gross realized performance fees represents realized carried interest allocations and incentive fees, including the deferred portion and excluding legacy Greenspring entities. We believe gross realized performance fees is useful to investors because it presents the total performance fees realized by us.
Net Realized Performance Fees
Net realized performance fees represents gross realized performance fees, less realized performance fee-related compensation and excluding legacy Greenspring entities. We believe net realized performance fees is useful to investors because it presents the performance fees attributable to us, net of amounts paid to employees as performance fee-related compensation.
The table below shows a reconciliation of total performance fees to gross and net realized performance fees.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	2022	2023
Incentive fees	$5,365	$2,980	$1,318	$6	$4,946	$5,365	$4,952
Realized carried interest allocations	22,469	16,320	18,693	14,473	1,585	96,076	16,058
Unrealized carried interest allocations	(176,778)	(63,367)	100,753	49,364	55,371	(290,728)	104,735
Legacy Greenspring carried interest allocations	(128,672)	(88,921)	(80,963)	(23,947)	(12,603)	(282,279)	(36,550)
Total performance fees	(277,616)	(132,988)	39,801	39,896	49,299	(471,566)	89,195
Unrealized carried interest allocations	176,778	63,367	(100,753)	(49,364)	(55,371)	290,728	(104,735)
Legacy Greenspring carried interest allocations	128,672	88,921	80,963	23,947	12,603	282,279	36,550
Deferred incentive fees	3,683	—	209	—	942	3,683	942
Gross realized performance fees	31,517	19,300	20,220	14,479	7,473	105,124	21,952
Realized performance fee-related compensation(1)	(13,630)	(11,726)	(12,755)	(9,102)	(1,720)	(55,365)	(10,822)
Net realized performance fees	$17,887	$7,574	$7,465	$5,377	$5,753	$49,759	$11,130

Adjusted Weighted-Average Shares and Adjusted Net Income Per Share
ANI per share measures our per-share earnings assuming all Class B units and Class C units in the Partnership were exchanged for Class A common stock in SSG, including the dilutive impact of outstanding equity-based awards. ANI per share is calculated as ANI divided by adjusted weighted-average shares outstanding. We believe adjusted weighted-average shares and ANI per share are useful to investors because they enable investors to better evaluate per-share operating performance across reporting periods.
The following table shows a reconciliation of diluted weighted-average shares of Class A common stock outstanding to adjusted weighted-average shares outstanding used in the computation of ANI per share.

	Three Months Ended					Six Months Ended September 30,
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	2022	2023
ANI	$37,261	$31,153	$27,115	$29,388	$30,173	$84,395	$59,561

Weighted-average shares of Class A common stock outstanding – Basic	61,407,834	62,192,899	62,805,788	62,834,818	62,858,468	61,276,707	62,846,708
Assumed vesting of RSUs	913,479	457,818	524,576	400,034	801,014	856,217	601,620
Assumed vesting and exchange of Class B2 units	2,466,194	2,486,197	2,501,045	2,504,618	2,538,647	2,457,561	2,521,725
Exchange of Class B units in the Partnership(1)	46,889,995	46,662,062	46,420,141	46,420,141	46,417,845	47,017,716	46,418,987
Exchange of Class C units in the Partnership(2)	2,928,824	2,852,187	2,514,085	2,514,085	2,502,086	2,928,824	2,508,053
Adjusted weighted-average shares	114,606,326	114,651,163	114,765,635	114,673,696	115,118,060	114,537,025	114,897,093

ANI per share	$0.33	$0.27	$0.24	$0.26	$0.26	$0.74	$0.52
_______________________________
(1)Assumes the full exchange of Class B units in the Partnership for Class A common stock of SSG pursuant to the Class B Exchange Agreement.
(2)Assumes the full exchange of Class C units in the Partnership for Class A common stock of SSG pursuant to the Class C Exchange Agreement.

Key Operating Metrics
We monitor certain operating metrics that are either common to the asset management industry or that we believe provide important data regarding our business. Refer to the Glossary below for a definition of each of these metrics.
Fee-Earning AUM

	Three Months Ended					Six Months Ended September 30,		Percentage Change
(in millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	2022	2023	vs. FQ2'23
Separately Managed Accounts
Beginning balance	$52,198	$52,881	$53,420	$55,345	$56,645	$49,586	$55,345	9%
Contributions(1)	1,760	2,149	2,378	1,425	1,036	5,131	2,461	(41)%
Distributions(2)	(588)	(2,178)	(997)	(429)	(1,459)	(1,033)	(1,888)	148%
Market value, FX and other(3)	(489)	568	544	304	158	(803)	462	na
Ending balance	$52,881	$53,420	$55,345	$56,645	$56,380	$52,881	$56,380	7%

Focused Commingled Funds
Beginning balance	$26,352	$27,236	$29,565	$30,086	$30,762	$25,587	$30,086	17%
Contributions(1)	1,139	2,497	713	796	992	2,299	1,788	(13)%
Distributions(2)	(304)	(168)	(308)	(252)	(988)	(686)	(1,240)	225%
Market value, FX and other(3)	49	—	116	132	139	36	271	184%
Ending balance	$27,236	$29,565	$30,086	$30,762	$30,905	$27,236	$30,905	13%

Total
Beginning balance	$78,550	$80,117	$82,985	$85,431	$87,407	$75,173	$85,431	11%
Contributions(1)	2,899	4,646	3,091	2,221	2,028	7,430	4,249	(30)%
Distributions(2)	(892)	(2,346)	(1,305)	(681)	(2,447)	(1,719)	(3,128)	174%
Market value, FX and other(3)	(440)	568	660	436	297	(767)	733	na
Ending balance	$80,117	$82,985	$85,431	$87,407	$87,285	$80,117	$87,285	9%
_______________________________
(1)Contributions consist of new capital commitments that earn fees on committed capital and capital contributions to funds and accounts that earn fees on net invested capital or NAV.
(2)Distributions consist of returns of capital from funds and accounts that pay fees on net invested capital or NAV and reductions in fee-earning AUM from funds that moved from a committed capital to net invested capital fee basis or from funds and accounts that no longer pay fees.
(3)Market value, FX and other primarily consist of changes in market value appreciation (depreciation) for funds that pay on NAV and the effect of foreign exchange rate changes on non-U.S. dollar denominated commitments.

Asset Class Summary

	Three Months Ended					Percentage Change
(in millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	vs. FQ2'23
FEAUM
Private equity	$42,781	$45,048	$45,766	$46,539	$46,464	9%
Infrastructure	18,592	18,314	19,274	19,874	20,122	8%
Private debt	13,377	14,082	14,361	14,865	15,122	13%
Real estate	5,367	5,541	6,030	6,129	5,577	4%
Total	$80,117	$82,985	$85,431	$87,407	$87,285	9%

Separately managed accounts	$52,881	$53,420	$55,345	$56,645	$56,380	7%
Focused commingled funds	27,236	29,565	30,086	30,762	30,905	13%
Total	$80,117	$82,985	$85,431	$87,407	$87,285	9%

AUM(1)
Private equity	$72,169	$70,868	$71,611	$73,511	$76,031	5%
Infrastructure	27,749	27,324	27,285	28,521	28,678	3%
Private debt	23,583	24,437	26,592	27,099	27,520	17%
Real estate	11,516	11,372	12,891	13,469	13,612	18%
Total	$135,017	$134,001	$138,379	$142,600	$145,841	8%

Separately managed accounts	$78,625	$77,797	$82,243	$85,058	$85,387	9%
Focused commingled funds	43,928	43,289	43,062	44,389	46,266	5%
Advisory AUM	12,464	12,915	13,074	13,153	14,188	14%
Total	$135,017	$134,001	$138,379	$142,600	$145,841	8%

AUA
Private equity	$239,640	$239,270	$242,461	$251,880	$264,327	10%
Infrastructure	47,538	47,833	50,700	53,593	55,146	16%
Private debt	16,831	16,823	17,362	17,525	18,026	7%
Real estate	162,691	164,072	171,668	173,992	175,369	8%
Total	$466,700	$467,998	$482,191	$496,990	$512,868	10%

Total capital responsibility(2)	$601,717	$601,999	$620,570	$639,590	$658,709	9%
_____________________________
Note: Amounts may not sum to total due to rounding. AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented, and does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.
(1)Allocation of AUM by asset class is presented by underlying investment asset classification.
(2)Total capital responsibility equals assets under management (AUM) plus assets under advisement (AUA).

Contacts
Shareholder Relations:
Seth Weiss
shareholders@stepstonegroup.com
1-212-351-6106
Media:
Brian Ruby / Chris Gillick / Matt Lettiero, ICR
StepStonePR@icrinc.com
1-203-682-8268

Glossary
Assets under advisement, or “AUA”, consists of client assets for which we do not have full discretion to make investment decisions but play a role in advising the client or monitoring their investments. We generally earn revenue for advisory-related services on a contractual fixed fee basis. Advisory-related services include asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments, and investment manager review and due diligence. Advisory fees vary by client based on the scope of services, investment activity and other factors. Most of our advisory fees are fixed, and therefore, increases or decreases in AUA do not necessarily lead to proportionate changes in revenue. We believe AUA is a useful metric for assessing the relative size of our advisory business.
Our AUA is calculated as the sum of (i) the NAV of client portfolio assets for which we do not have full discretion and (ii) the unfunded commitments of clients to the underlying investments. Our AUA reflects the investment valuations in respect of the underlying investments of our client accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUA does not include post-period investment valuation or cash activity. AUA as of September 30, 2023 reflects final data for the prior period (June 30, 2023), adjusted for net new client account activity through September 30, 2023. NAV data for underlying investments is as of June 30, 2023, as reported by underlying managers up to the business day occurring on or after 100 days following June 30, 2023. When NAV data is not available by the business day occurring on or after 100 days following June 30, 2023, such NAVs are adjusted for cash activity following the last available reported NAV.
Assets under management, or “AUM”, primarily reflects the assets associated with our separately managed accounts (“SMAs”) and focused commingled funds. We classify assets as AUM if we have full discretion over the investment decisions in an account or have responsibility or custody of assets. Although management fees are based on a variety of factors and are not linearly correlated with AUM, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business.
Our AUM is calculated as the sum of (i) the net asset value (“NAV”) of client portfolio assets, including the StepStone Funds and (ii) the unfunded commitments of clients to the underlying investments and the StepStone Funds. Our AUM reflects the investment valuations in respect of the underlying investments of our funds and accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUM does not include post-period investment valuation or cash activity. AUM as of September 30, 2023 reflects final data for the prior period (June 30, 2023), adjusted for net new client account activity through September 30, 2023. NAV data for underlying investments is as of June 30, 2023, as reported by underlying managers up to the business day occurring on or after 100 days following June 30, 2023. When NAV data is not available by the business day occurring on or after 100 days following June 30, 2023, such NAVs are adjusted for cash activity following the last available reported NAV.
Consolidated Funds refer to the StepStone Funds that we are required to consolidate as of the applicable reporting period. We consolidate funds and other entities in which we hold a controlling financial interest.
Fee-earning AUM, or “FEAUM”, reflects the assets from which we earn management fee revenue (i.e., fee basis) and includes assets in our SMAs, focused commingled funds and assets held directly by our clients for which we have fiduciary oversight and are paid fees as the manager of the assets. Our SMAs and focused commingled funds typically pay management fees based on capital commitments, net invested capital and, in certain cases, NAV, depending on the fee terms. Management fees are only marginally affected by market appreciation or depreciation because substantially all of the StepStone Funds pay management fees based on capital commitments or net invested capital. As a result, management fees and FEAUM are not materially affected by changes in market value. We believe FEAUM is a useful metric in order to assess assets forming the basis of our management fee revenue.

Legacy Greenspring entities refers to certain entities for which the Company, indirectly through its subsidiaries, became the sole and/or managing member in connection with the Greenspring acquisition.
Private Wealth Transaction refers to new arrangements entered into by which certain members of the StepStone Group Private Wealth LLC (“SPW”) team received a profits interest in SPW and concurrently entered into an option agreement which provides that, (i) we have the right to acquire the profits interest at the end of any fiscal quarter after June 30, 2027, in exchange for payment of a call price and (ii) the SPW management team, through an entity named CH Equity Partners, LLC, has the right to put the profits interest to us on June 30, 2026 or at the end of any fiscal quarter thereafter, in exchange for payment of a put price.
SSG refers solely to StepStone Group Inc., a Delaware corporation, and not to any of its subsidiaries.
StepStone Funds refer to SMAs and focused commingled funds of the Company, including acquired Greenspring funds, for which the Partnership or one of its subsidiaries acts as both investment adviser and general partner or managing member.
The Partnership refers solely to StepStone Group LP, a Delaware limited partnership, and not to any of its subsidiaries.
Total capital responsibility equals AUM plus AUA. AUM includes any accounts for which StepStone Group has full discretion over the investment decisions, has responsibility to arrange or effectuate transactions, or has custody of assets. AUA refers to accounts for which StepStone Group provides advice or consultation but for which the firm does not have discretionary authority, responsibility to arrange or effectuate transactions, or custody of assets.
Undeployed fee-earning capital represents the amount of capital commitments to StepStone Funds that has not yet been invested or considered active but will generate management fee revenue once this capital is invested or activated. We believe undeployed fee-earning capital is a useful metric for measuring the amount of capital that we can put to work in the future and thus earn management fee revenue thereon.